UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20579

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: September 10, 2026
(Date of earliest event reported)

LITTELFUSE, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-20388	36-3795742
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6133 N. River Road, Suite 500, Rosemont, IL 60018
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (773) 628-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of exchange on which registered
Common Stock, par value $0.01 per share	LFUS	NASDAQ Global Select Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 10, 2026, Mr. Deepak Nayar advised Littelfuse, Inc. (the “Corporation”) of his intention to transition from his current role of Senior Vice President and General Manager, Electronics Business on December 31, 2026 (the “Transition Date”) to Special Advisor to the Chief Executive Officer effective January 1, 2027.

In connection with Mr. Nayar’s transition, the Corporation and Mr. Nayar entered into an agreement (the “Special Advisor Employment Agreement”) setting forth terms and certain related compensation arrangements. Pursuant to the Special Advisor Employment Agreement, Mr. Nayar will receive for the Advisory Term (as defined in the Special Advisor Employment Agreement) equal monthly payments totaling $1,004,220 (consisting of Mr. Nayar’s current annual base salary of $557,900 plus $446,320 (representing 100% of his current 80% target Annual Incentive Plan (“AIP”) award)) and he will be eligible for accelerated vesting and related treatment for his long-term incentive (“LTI”) awards remaining outstanding upon his retirement from the Company at the end of the Advisory Term (or as otherwise resulting under the operation of the Special Advisor Employment Agreement) in accordance with the terms and conditions of such awards. During the Advisory Term, Mr. Nayar will not be eligible for new AIP or LTI awards.

The foregoing description of the Special Advisor Employment Agreement does not purport to be complete, and is qualified in its entirety by reference to the full text of the Special Advisor Employment Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
10.01	Special Advisor Employment Agreement
99.1	Press Release, dated September 16, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Littelfuse, Inc.

Date: September 16, 2026	By: /s/ Anne-Marie D’Angelo
Name: Anne-Marie D'Angelo
Senior Vice President, Chief Legal Officer and Corporate Secretary